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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 25, 1997



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                  (State or other jurisdiction incorporation)



           1-983                                         25-0687210
  (Commission File Number)                    (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN                46545-3440
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on November 25, 1997 announcing that it has redeemed all of its Series B Preferred Stock held by Avatex Corporation, formerly known as National Intergroup, Inc. and has finalized a settlement with Avatex regarding certain employee benefit liabilities associated with the Company's former Weirton Steel Division, as well as certain environmental liabilities. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1   Press release dated November 25, 1997.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NATIONAL STEEL CORPORATION

Date: December 1, 1997                  By: /s/Michael D. Gibbons
                                           --------------------------------
                                           Michael D. Gibbons
                                           Acting Chief Financial Officer